Exhibit 21.1

Entity Name	Jurisdiction of Formation / Incorporation
635952 Ontario Inc.	Ontario
ADS Renewable Energy - Stones Throw, LLC	Delaware
ADS Renewable Energy - Wolf Creek, LLC	Delaware
ADS Solid Waste of NJ, Inc.	New Jersey
Advanced Disposal Acquisition Sub, LLC	Delaware
Advanced Disposal Recycling Services Atlanta, LLC	Delaware
Advanced Disposal Recycling Services Gulf Coast, LLC	Delaware
Advanced Disposal Services Alabama Holdings, LLC	Delaware
Advanced Disposal Services Alabama, LLC	Delaware
Advanced Disposal Services Biloxi MRF, LLC	Delaware
Advanced Disposal Services Birmingham, Inc.	Alabama
Advanced Disposal Services Blackfoot Landfill, Inc.	Indiana
Advanced Disposal Services Blue Ridge Landfill, Inc.	Kentucky
Advanced Disposal Services Carolinas, LLC	Delaware
Advanced Disposal Services Cedar Hill Landfill, Inc.	Alabama
Advanced Disposal Services Central Florida, LLC	Delaware
Advanced Disposal Services Cobb County Recycling Facility, LLC	Delaware
Advanced Disposal Services Cranberry Creek Landfill, LLC	Wisconsin
Advanced Disposal Services Cypress Acres Landfill, Inc.	Florida
Advanced Disposal Services East, Inc.	Delaware
Advanced Disposal Services Evergreen Landfill, Inc.	Georgia
Advanced Disposal Services Grand Bahama Limited	New Providence
Advanced Disposal Services Hancock County, LLC	Delaware
Advanced Disposal Services Jones Road, LLC	Delaware
Advanced Disposal Services Lancaster Landfill, LLC	Pennsylvania
Advanced Disposal Services Magnolia Ridge Landfill, LLC	Georgia
Advanced Disposal Services Maple Hill Landfill, Inc.	Missouri
Advanced Disposal Services Midwest, LLC	Wisconsin
Advanced Disposal Services Mississippi Holdings, Inc.	Delaware
Advanced Disposal Services Mississippi, LLC	Delaware
Advanced Disposal Services Morehead Landfill, Inc.	Kentucky
Advanced Disposal Services National Accounts Holdings, Inc.	Delaware
Advanced Disposal Services National Accounts, Inc.	North Carolina
Advanced Disposal Services North Alabama Landfill, LLC	Delaware
Advanced Disposal Services Oak Ridge Landfill, Inc.	Missouri
Advanced Disposal Services Orchard Hills Landfill, Inc.	Illinois
Advanced Disposal Services Pasco County, LLC	Delaware
Advanced Disposal Services Pecan Row Landfill, LLC	Georgia
Advanced Disposal Services Pontiac Landfill, Inc.	Michigan
Advanced Disposal Services Renewable Energy, LLC	Delaware
Advanced Disposal Services Rogers Lake, LLC	Delaware
Advanced Disposal Services Solid Waste Leasing Corp.	Wisconsin
Advanced Disposal Services Solid Waste Midwest, LLC	Wisconsin
Advanced Disposal Services Solid Waste Southeast, Inc.	Florida
Advanced Disposal Services South, LLC	Delaware
Advanced Disposal Services Star Ridge Landfill, Inc.	Alabama
Advanced Disposal Services Sumner Landfill, Inc.	Illinois
Advanced Disposal Services Taylor County Landfill, LLC	Georgia
Advanced Disposal Services Tennessee Holdings, Inc.	Delaware
Advanced Disposal Services Transport, LLC	Delaware
Advanced Disposal Services Valley Meadows Landfill, LLC	Wisconsin
Advanced Disposal Services Valley View Landfill, Inc.	Illinois
Advanced Disposal Services Vasko Rubbish Removal, Inc.	Minnesota
Advanced Disposal Services Vasko Solid Waste, Inc.	Minnesota
Advanced Disposal Services Wayne County Landfill, Inc.	Illinois
Advanced Disposal Services, Inc.	Delaware
Advanced Disposal Subsidiary Holding Company, LLC	Delaware
Advanced Environmental Technical Services, L.L.C.	Delaware
Agave Investment Holdings, LLC	Delaware
Agri Service Recycling, Inc.	California
Akron Regional Landfill, Inc.	Delaware
Alabama Waste Disposal Solutions, L.L.C.	Alabama
Alliance Sanitary Landfill, Inc.	Pennsylvania
Alpharetta Transfer Station, LLC	Georgia
Ambimed-Gestão Ambiental, Lda.	Portugal
American Landfill, Inc.	Ohio

Ameriwaste, LLC	Maryland
Anderson Landfill, Inc.	Delaware
Antelope Valley Recycling and Disposal Facility, Inc.	California
Arden Landfill, Inc.	Pennsylvania
Artech Reduction Technologies Limited	United Kingdom
Atlantic Waste Disposal, Inc.	Delaware
Automated Salvage Transport Co., L.L.C.	Delaware
Avalon South, LLC	Delaware
Azormed - Gestão Ambiental Açoreana, Lda	Portugal
Azusa Land Reclamation, Inc.	California
B&B Landfill, Inc.	Delaware
Baton Rouge Renewable Energy LLC	Delaware
Big Dipper Enterprises, Inc.	North Dakota
Blackwood Land Development, LLC	Delaware
Bluegrass Containment, L.L.C.	Delaware
Bluesky Resource, LLC	Delaware
Burlington Transfer Station, Inc.	Delaware
Burney Disposal, Inc.	California
Burnsville Sanitary Landfill, Inc.	Minnesota
CA Newco, L.L.C.	Delaware
Cal Sierra Disposal	California
Caldwell Partnership, LLC	Indiana
California Asbestos Monofill, Inc.	California
Canadian Waste Services Holdings Inc.	Ontario
Capital Sanitation Company	Nevada
Capitol Disposal, Inc.	Alaska
Carolina Grading, Inc.	South Carolina
Caruthers Mill C&D Landfill, LLC	Delaware
Cedar Ridge Landfill, Inc.	Delaware
Central Disposal Systems, Inc.	Iowa
CEP V WBLI US Blocker Company	Delaware
CGS Leasing, Inc.	Indiana
CGS Services, Inc.	Indiana
Chadwick Road Landfill, Inc.	Georgia
Chambers Clearview Environmental Landfill, Inc.	Mississippi
Chambers Development Company, Inc.	Delaware
Chambers Development of Ohio, Inc.	Ohio
Chambers of Georgia, Inc.	Delaware
Chambers of Mississippi, Inc.	Mississippi
Chemical Waste Management of Indiana, L.L.C.	Delaware
Chemical Waste Management of the Northwest, Inc.	Washington
Chemical Waste Management, Inc.	Delaware
Chesser Island Road Landfill, Inc.	Georgia
City Environmental Services, Inc. of Waters	Michigan
Cleburne Landfill Company Corp.	Alabama
Coast Waste Management, Inc.	California
Coastal Distribution, LLC	New York
Coastal Recyclers Landfill, LLC	Delaware
Community Refuse Service, LLC	Pennsylvania
Connecticut Valley Sanitary Waste Disposal, Inc.	Massachusetts
Conservation Services, Inc.	Colorado
Continuus Materials Group, LLC	Delaware
Continuus Materials HoldCo, LLC	Delaware
Continuus Materials Intellectual Property, LLC	Delaware
Continuus Materials of Fairless Hills, LLC	Delaware
Continuus Materials of Iowa, LLC	Delaware
Continuus Materials of PA, LLC	Delaware
Continuus Materials, LLC	Delaware
Coshocton Landfill, Inc.	Ohio
Cougar Landfill, Inc.	Texas
Countryside Landfill, Inc.	Illinois
CR Group, LLC	Utah
Curtis Creek Recovery Systems, Inc.	Maryland
Cuyahoga Landfill, Inc.	Delaware
CWM Chemical Services, L.L.C.	Delaware
Dauphin Meadows, Inc.	Pennsylvania
Deep Valley Landfill, Inc.	Delaware
Deer Track Park Landfill, Inc.	Delaware
Deffenbaugh Disposal, Inc.	Delaware
Deffenbaugh Group Holdings, Inc.	Delaware
Deffenbaugh Industries, Inc.	Missouri

Deffenbaugh of Arkansas, LLC	Kansas
Deffenbaugh Recycling Company, L.L.C.	Kansas
Del Almo Landfill, L.L.C.	Delaware
Delaware Basin Landfills, LLC	Delaware
Delaware Recyclable Products, Inc.	Delaware
Dickinson Landfill, Inc.	Delaware
Disposal Service, Incorporated	West Virginia
DLD Limited Partnership	Indiana
Dolphin Services & Chemicals, LLC	Texas
Dolphin-One, LLC	Texas
EarthCare of Nevada, LLC	Delaware
Earthmovers Landfill, L.L.C.	Delaware
East Liverpool Landfill, Inc.	Ohio
Eastern One Land Corporation	Delaware
ECOLOGÍA Y TÉCNICAS SANITARIAS, S.L.U.	Spain
Eco-Safe Systems, LLC	Tennessee
Eco-Vista, LLC	Arkansas
eCycling Services, L.L.C.	Delaware
ELDA Landfill, Inc.	Delaware
Elk River Landfill, Inc.	Minnesota
Energy Injection Services of Mississippi, LLC	Mississippi
Envirofil of Illinois, Inc.	Illinois
EnviroSolutions Dulles, LLC	Virginia
EnviroSolutions Holdings, Inc.	Delaware
EnviroSolutions Real Property Holdings, Inc.	Delaware
Evergreen Landfill, Inc.	Delaware
Evergreen Recycling and Disposal Facility, Inc.	Delaware
Farm Properties LLC	Indiana
FDS Disposal II, LLC	Florida
Firetower Landfill, LLC	Delaware
Fred J. Eckert Sanitary Service, Inc.	Oregon
Furnace Associates, Inc.	Virginia
G.I. Industries	Utah
GA Landfills, Inc.	Delaware
Gallia Landfill, Inc.	Delaware
Garnet of Maryland, Inc.	Maryland
Gateway Transfer Station, LLC	Georgia
Georgia Waste Systems, LLC	Georgia
Giordano Recycling, L.L.C.	Delaware
Glades Landfill, LLC	Florida
Glen's Sanitary Landfill, Inc.	Michigan
Grand Central Sanitary Landfill, Inc.	Pennsylvania
Greenbow, LLC	Alabama
Greenstar Allentown, LLC	Delaware
Greenstar Mid-America, LLC	Delaware
Greenstar Paterson, LLC	Delaware
Greenstar Pittsburgh, LLC	Delaware
Greenstar, LLC	Delaware
Guadalupe Mines Mutual Water Company	California
Guadalupe Rubbish Disposal Co., Inc.	California
Ham Lake Haulers, Inc.	Minnesota
Harmony Landfill, LP	Delaware
Harris Sanitation, Inc.	Florida
Harwood Landfill, Inc.	Maryland
Hedco Landfill Limited	England
Highstar Royal Oaks I, Inc.	Delaware
Highstar Royal Oaks II, Inc.	Delaware
Hillsboro Landfill Inc.	Oregon
Holyoke Sanitary Landfill, Inc.	Massachusetts
HWStar Holdings Corp.	Delaware
IN Landfills, L.L.C.	Delaware
IQI - Instituto para a Qualidade em Imagem e Proteçção Radiológica, S.A.	Portugal
IWStar Waste Holdings Corp.	Delaware
Jahner Sanitation, Inc.	North Dakota
Jay County Landfill, L.L.C.	Delaware
Jones Road Landfill and Recycling, Ltd.	Florida
K and W Landfill Inc.	Michigan
Keene Road Landfill, Inc.	Florida
Kelly Run Sanitation, Inc.	Pennsylvania
King George Landfill Properties, LLC	Virginia
King George Landfill, Inc.	Virginia

L&K Group Holdings LLC	Kansas
Lakeville Recycling, L.P.	Delaware
Land South Holdings, LLC	Delaware
Landfill Services of Charleston, Inc.	West Virginia
Landsouth, Inc.	Wisconsin
Laurel Highlands Landfill, Inc.	Pennsylvania
LCS Services, Inc.	West Virginia
Liberty Landfill, L.L.C.	Delaware
Liquid Waste Management, Inc.	California
Longleaf C&D Disposal Facility, Inc.	Florida
Looney Bins, Inc.	California
Mac Land Disposal, Inc. II	Mississippi
Mahoning Landfill, Inc.	Ohio
Maine Regional Conversion Facility, LLC	Delaware
Mass Gravel Inc.	Massachusetts
Mc Ginnes Industrial Maintenance Corporation	Texas
McDaniel Landfill, Inc.	North Dakota
McGill Landfill, Inc.	Michigan
Meadowfill Landfill, Inc.	Delaware
Michigan Environs, Inc.	Michigan
Midwest One Land Corporation	Delaware
Mobile Shredding Luxembourg	Luxembourg
Modesto Garbage Co., Inc.	California
Moor Refuse, Inc.	California
Moretown Landfill, Inc.	Delaware
Mostoller Landfill, LLC	Pennsylvania
Mountain Indemnity Insurance Company	Texas
Mountainview Landfill, Inc.	Utah
Nassau County Landfill, LLC	Delaware
Nassau Landfill, L.L.C.	Delaware
National Guaranty Insurance Company of Vermont	Vermont
Natura PCR, LLC	Delaware
New England CR L.L.C.	Delaware
New Milford Landfill, L.L.C.	Delaware
New Orleans Landfill, L.L.C.	Delaware
NEWS MA Holdings, Inc.	Delaware
NEWS Mid-Atlantic Holdings, Inc.	Delaware
NEWS North East Holdings, Inc.	Delaware
NEWStar Waste Holdings Corp.	Delaware
North East Waste Services, Inc.	Delaware
North East Waste Transport, Inc.	New Jersey
North Manatee Recycling and Disposal Facility, L.L.C.	Florida
Northwestern Landfill, Inc.	Delaware
Nu-Way Live Oak Reclamation, Inc.	Delaware
Oak Grove Disposal Co., Inc.	Oregon
Oakleaf Global Holdings, Inc.	Delaware
Oakleaf Waste Management, Inc.	Delaware
Oakridge Landfill, Inc.	South Carolina
Oakwood Landfill, Inc.	South Carolina
OGH Acquisition Corporation	Delaware
Okeechobee Landfill, Inc.	Florida
Old Kings Road Solid Waste, LLC	Delaware
Old Kings Road, LLC	Delaware
One World Recycling, LLC	Delaware
Orla Landfill, LLC	Delaware
Ozark Ridge Landfill, Inc.	Arkansas
P & R Environmental Industries, L.L.C.	North Carolina
Pacific Waste Management L.L.C.	Delaware
Pappy, Inc.	Maryland
Parker Sanitation II, Inc.	Florida
Pasco Lakes Inc.	Florida
PDC Disposal Co., Inc.	New Jersey
Peltz H.C., LLC	Wisconsin
Pen-Rob, Inc.	Arizona
People's Landfill, Inc.	Delaware
Peterson Demolition, Inc.	Minnesota
Petro Waste DeWitt-Hohn Disposal Facility LP	Delaware
Petro Waste Disposal GP, LLC	Delaware
Petro Waste Environmental LP	Delaware
Petro Waste Holdings LP	Delaware
Petro Waste Howard County Disposal Facility LP	Delaware

Petro Waste McMullen County Disposal Facility LP	Delaware
Petro Waste Pecos County Disposal Facility LP	Delaware
Petro Waste Reagan County Disposal Facility LP	Delaware
Phoenix Resources, Inc.	Pennsylvania
Pine Grove Landfill, Inc.	Pennsylvania
Pine Tree Acres, Inc.	Michigan
Prime Westport, LLC	Florida
Quail Hollow Landfill, Inc.	Delaware
Questquill Limited	England
R & B Landfill, Inc.	Georgia
RAA Colorado, L.L.C.	Colorado
RAA Trucking, LLC	Wisconsin
RCI Hudson, Inc.	Massachusetts
Recycle America Co., L.L.C.	Delaware
Recycle America Holdings, Inc.	Delaware
Recycle Benelux B.V.	Netherlands
Redwood Landfill, Inc.	Delaware
Refuse Services, Inc.	Florida
Refuse, Inc.	Nevada
Reliable Landfill, L.L.C.	Delaware
Remote Landfill Services, Inc.	Tennessee
Reno Disposal Co.	Nevada
Resco Holdings L.L.C.	Delaware
Resource Control Composting, Inc.	Massachusetts
Resource Control, Inc.	Massachusetts
Richland County Landfill, Inc.	South Carolina
Riverbend Landfill Co.	Oregon
RTS Landfill, Inc.	Delaware
Rust Engineering & Construction Inc.	Delaware
Rust International Inc.	Delaware
S & J Landfill Limited Partnership	Texas
S & S Grading, Inc.	West Virginia
Sanifill de Mexico (US), Inc.	Delaware
Sanitation Services Company Limited	Bahamas
SC Holdings, Inc.	Pennsylvania
Shade Landfill, Inc.	Delaware
Shamrock Logistics of Long Island, LLC	New York
Shawnee Rock Company	Missouri
Shred-it Belgium	Belgium
Shred-it France	France
Shred-it GmbH	Germany
Shred-it Insurance Limited	Barbados
Shred-it Limited	United Kingdom
Shred-it Netherlands B.V.	Netherlands
Shred-it ROI Limited	Ireland
Sierra Estrella Landfill, Inc.	Arizona
Sister's Sanitation Services, LLC	Indiana
South Hadley Landfill, LLC	Delaware
South Suburban, LLC	Wisconsin
Southern One Land Corporation	Delaware
Southern Waste Services, L.L.C.	Delaware
Spruce Ridge, Inc.	Minnesota
SRCL CONSENUR CEE, S.A.U.	Spain
SRCL Consenur CEE, S.A.U. e Inizia Networks SL Union Temporal de Empresas ("Consenur Inizia UTE")	Spain
SRCL CONSENUR, S.L.U.	Spain
SRCL Cyprus Ltd	Cyprus
SRCL Ireland Limited	Ireland
SRCL Limited	Ireland
SRCL Limited	United Kingdom
SSI Southland Holdings, Inc.	Delaware
St. Johnsbury Transfer Station, Inc.	Delaware
St. Paul Haulers, LLC	Minnesota
Stericycle BV	Netherlands
Stericycle Europe S.à.r.L.	Luxembourg
Stericycle International Holdings Canada Limited	United Kingdom
Stericycle International Holdings Limited	United Kingdom
Stericycle International Limited	United Kingdom
Stericycle International, LLC	Delaware
Stericycle IT Services Portugal, Unipessoal Lda.	Portugal
Stericycle Management, LLC	Delaware

Stericycle of Puerto Rico, Inc.	Puerto Rico
Stericycle of Washington, Inc.	Washington
Stericycle Panama S de RL	Panama
Stericycle, Inc.	Delaware
Stericycle, ULC	British Columbia
SteriVentures, LLC	Delaware
Stony Hollow Landfill, Inc.	Delaware
Stroud Properties, Inc.	Delaware
Suburban Landfill, Inc.	Delaware
Summit Disposal Inc.	California
Summit, Inc.	Wisconsin
Superior Waste Services of New York City, Inc.	New York
T2L Trucking, LLC	Delaware
Texarkana Landfill, L.L.C.	Delaware
The Peltz Group, LLC	Wisconsin
The Waste Management Charitable Foundation	Delaware
The Woodlands of Van Buren, Inc.	Delaware
TN'T Sands, Inc.	South Carolina
Trail Ridge Landfill, Inc.	Delaware
Transamerican Waste Central Landfill, Inc.	Delaware
Trash Hunters, Inc.	Mississippi
TW PWE GP, LLC	Delaware
Twin Bridges Golf Club, L.P.	Indiana
TX Newco, L.L.C.	Delaware
United Waste Systems Leasing, Inc.	Michigan
Urban Sanitation Limited	Bahamas
USA South Hills Landfill, Inc.	Pennsylvania
USA Valley Facility, Inc.	Delaware
USA Waste Geneva Landfill, Inc.	Delaware
USA Waste Landfill Operations and Transfer, Inc.	Texas
USA Waste of California, Inc.	Delaware
USA Waste of Texas Landfills, Inc.	Delaware
USA Waste of Virginia Landfills, Inc.	Delaware
USA Waste Services of NYC, Inc.	Delaware
USA Waste-Management Resources, LLC	New York
USA-Crinc, L.L.C.	Delaware
USB LIHTC Fund 2010-1, LLC	Delaware
USB LIHTC-NMTC FUND 2018-2, LLC	Delaware
USB LIHTC-NMTC FUND 2019-1, LLC	Delaware
USB LIHTC-NMTC Fund 2022-1, LLC	Delaware
USB LIHTC-NMTC Fund 2023-1, LLC	Delaware
USB LIHTC-NMTC Fund 2024-1, LLC	Delaware
UWS Barre, Inc.	Massachusetts
Valley Garbage and Rubbish Company, Inc.	California
Vermont Hauling, Inc.	Delaware
Vern's Refuse Service, Inc.	North Dakota
Vickery Environmental, Inc.	Ohio
Vista Landfill, LLC	Florida
Voyageur Disposal Processing, Inc.	Minnesota
Waitsfield Transfer Station, Inc.	Delaware
Warner Company	Delaware
Waste Away Group, Inc.	Alabama
Waste Management Arizona Landfills, Inc.	Delaware
Waste Management Buckeye, L.L.C.	Delaware
Waste Management Collection and Recycling, Inc.	California
Waste Management Disposal Services of Colorado, Inc.	Colorado
Waste Management Disposal Services of Maine, Inc.	Maine
Waste Management Disposal Services of Maryland, Inc.	Maryland
Waste Management Disposal Services of Massachusetts, Inc.	Massachusetts
Waste Management Disposal Services of Oregon, Inc.	Delaware
Waste Management Disposal Services of Pennsylvania, Inc.	Pennsylvania
Waste Management Disposal Services of Virginia, Inc.	Delaware
Waste Management Energy Services of Texas, LLC	Texas
Waste Management Holdings, Inc.	Delaware
Waste Management Inc. of Florida	Florida
Waste Management Indycoke, L.L.C.	Delaware
Waste Management International, Inc.	Delaware
Waste Management Milam Property, LLC	Texas
Waste Management National Services, Inc.	Delaware
Waste Management National Transportation Services, Inc.	Delaware
Waste Management of Alameda County, Inc.	California

Waste Management of Alaska, Inc.	Delaware
Waste Management of Arizona, Inc.	California
Waste Management of Arkansas, Inc.	Delaware
Waste Management of California, Inc.	California
Waste Management of Canada Corporation	Nova Scotia
Waste Management of Carolinas, Inc.	North Carolina
Waste Management of Colorado, Inc.	Colorado
Waste Management of Connecticut, Inc.	Delaware
Waste Management of Delaware, Inc.	Delaware
Waste Management of Fairless, L.L.C.	Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.	Delaware
Waste Management of Georgia, Inc.	Georgia
Waste Management of Hawaii, Inc.	Delaware
Waste Management of Idaho, Inc.	Idaho
Waste Management of Illinois, Inc.	Delaware
Waste Management of Indiana Holdings One, Inc.	Delaware
Waste Management of Indiana Holdings Two, Inc.	Delaware
Waste Management of Indiana, L.L.C.	Delaware
Waste Management of Iowa, Inc.	Iowa
Waste Management of Kansas, Inc.	Kansas
Waste Management of Kentucky Holdings, Inc.	Delaware
Waste Management of Kentucky, L.L.C.	Delaware
Waste Management of Leon County, Inc.	Florida
Waste Management of Londonderry, Inc.	Delaware
Waste Management of Louisiana Holdings One, Inc.	Delaware
Waste Management of Louisiana, L.L.C.	Delaware
Waste Management of Maine, Inc.	Maine
Waste Management of Maryland, Inc.	Maryland
Waste Management of Massachusetts, Inc.	Massachusetts
Waste Management of Metro Atlanta, Inc.	Georgia
Waste Management of Michigan, Inc.	Michigan
Waste Management of Minnesota, Inc.	Minnesota
Waste Management of Mississippi, Inc.	Mississippi
Waste Management of Missouri, Inc.	Delaware
Waste Management of Montana, Inc.	Delaware
Waste Management of Nebraska, Inc.	Delaware
Waste Management of Nevada, Inc.	Nevada
Waste Management of New Hampshire, Inc.	Connecticut
Waste Management of New Jersey, Inc.	Delaware
Waste Management of New Mexico, Inc.	New Mexico
Waste Management of New York, L.L.C.	Delaware
Waste Management of North Dakota, Inc.	Delaware
Waste Management of Ohio, Inc.	Ohio
Waste Management of Oklahoma, Inc.	Oklahoma
Waste Management of Oregon, Inc.	Oregon
Waste Management of Pennsylvania Gas Recovery, L.L.C.	Delaware
Waste Management of Pennsylvania, Inc.	Pennsylvania
Waste Management of Rhode Island, Inc.	Delaware
Waste Management of South Carolina, Inc.	South Carolina
Waste Management of South Dakota, Inc.	South Dakota
Waste Management of Texas Holdings, Inc.	Delaware
Waste Management of Texas, Inc.	Texas
Waste Management of Tunica Landfill, Inc.	Mississippi
Waste Management of Utah, Inc.	Utah
Waste Management of Virginia, Inc.	Virginia
Waste Management of Washington, Inc.	Delaware
Waste Management of West Virginia, Inc.	Delaware
Waste Management of Wisconsin, Inc.	Wisconsin
Waste Management of Wyoming, Inc.	Delaware
Waste Management Partners, Inc.	Delaware
Waste Management Recycling and Disposal Services of California, Inc.	California
Waste Management Recycling of New Jersey, L.L.C.	Delaware
Waste Management Service Center, Inc.	Delaware
Waste Management, Inc. of Tennessee	Tennessee
Waste Management-Green Ridge RDF, LLC	Delaware
WBLF Acquisition Company, LLC	Pennsylvania
Western One Land Corporation	Delaware
Western Waste Industries	California
Western Waste of Texas, L.L.C.	Delaware
Westminster Land Acquisition, LLC	Massachusetts
Wheelabrator Technologies International Inc.	Delaware

White Lake Landfill, Inc.	Michigan
Willow Oak Landfill, LLC	Georgia
Winters 147 Peconic, LLC	New York
Winters 151 Peconic, LLC	New York
Winters 82A Old Dock, LLC	New York
Winters 971 Waverly, LLC	New York
Winters Bros. Brookhaven MRF LLC	New York
Winters Bros. Hauling of Long Island, LLC	Delaware
Winters Bros. Recycling of Long Island, LLC	Delaware
Winters Bros. Transportation of Long Island, LLC	New York
Winters Bros. Waste Systems of Long Island Holdings, LLC	Delaware
Winters Bros. Waste Systems of Long Island Intermediate Holdings, LLC	Delaware
Winters Bros. Waste Systems of Long Island, LLC	Delaware
Winters Bros. Waste Systems of NYC, LLC	New York
Winters Lindenhurst LLC	New York
WM Avon, Inc.	Delaware
WM Bagco, LLC	Delaware
WM Billerica, Inc.	Delaware
WM Biloxi Hauling, LLC	Mississippi
WM Biloxi Transfer Station, LLC	Delaware
WM Boston CORE, Inc.	Delaware
WM CCP Solutions, LLC	Delaware
WM Compactor Solutions, Inc.	Arizona
WM Corporate Services, Inc.	Delaware
WM Curbside, LLC	Delaware
WM Dutch Holdings B.V.	Netherlands
WM Emergency Employee Support Fund, Inc.	Delaware
WM Energy Resources, Inc.	Delaware
WM Energy Services Holdings, LLC	Delaware
WM Energy Solutions, Inc.	Delaware
WM European Holdings, Inc.	Delaware
WM Green Squad, LLC	Delaware
WM GreenOps, LLC	Delaware
WM GTL, Inc.	Delaware
WM Healthcare Solutions, Inc.	Delaware
WM Illinois Renewable Energy, L.L.C.	Delaware
WM Intellectual Property Holdings, L.L.C.	Delaware
WM International Holdings, Inc.	Delaware
WM LampTracker, Inc.	Delaware
WM Landfills of Ohio, Inc.	Delaware
WM Landfills of Tennessee, Inc.	Delaware
WM Leasing of Arizona, L.L.C.	Delaware
WM Leasing of Texas, L.P.	Delaware
WM Leasing Services of Texas, LLC	Delaware
WM LNG, Inc.	Delaware
WM Logistics, LLC	Delaware
WM Middle Tennessee Environmental Center, L.L.C.	Delaware
WM Mobile Bay Environmental Center, Inc.	Delaware
WM National Field Services, LLC	Delaware
WM Nevada Renewable Energy, L.L.C.	Delaware
WM North Broward, Inc.	Delaware
WM Organic Growth, Inc.	Delaware
WM Organics, LLC	Delaware
WM PA Holdings, LLC	Delaware
WM Partnership Holdings, Inc.	Delaware
WM Propane, LLC	Delaware
WM Quebec Inc.	Federally Chartered
WM RA Canada Inc.	Ontario
WM Recycle America, L.L.C.	Delaware
WM Recycle Europe, L.L.C.	Delaware
WM Refined Coal, LLC	Delaware
WM Renewable Energy (Quebec) Inc.	Federally Chartered
WM Renewable Energy Canada Inc.	Federally Chartered
WM Renewable Energy, L.L.C.	Delaware
WM Resource Recovery & Recycling Center, Inc.	Delaware
WM Resources, Inc.	Pennsylvania
WM Safety Services, L.L.C.	Delaware
WM Security Services, Inc.	Delaware
WM Storage, Inc.	Delaware
WM Transport of Indiana, LLC	Indiana
WM Trash Monitor Plus, L.L.C.	Delaware

WM Universal Solutions Private Limited	India
WM Waste, Inc.	Delaware
WMI Mexico Holdings, Inc.	Delaware
WMNA Container Recycling, L.L.C.	Delaware
WMRE Holdings, Inc.	Delaware
WMRE of Kentucky, LLC	Delaware
WMRE of Michigan, LLC	Delaware
WMRE of Ohio, LLC	Delaware
WMRE of Ohio-American, LLC	Texas
WMSALSA, Inc.	Texas
WMWC, LLC	Delaware
Wolf Creek Landfill, LLC	Delaware
WSI Medical Waste Systems, Inc.	Delaware
WSI of New York, Inc.	Delaware
WTI Air Pollution Control Inc.	Delaware
WTI Rust Holdings Inc.	Delaware